UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2007

PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50843 (Commission Identification No.)	95-4695021 (IRS Employer File Number)
1100 Glendon Ave., Suite 1250, Los Angeles, California 90024

(Address of principal executive offices)               (Zip Code)
(310) 824-6200

Registrant’s telephone number, including area code
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD
     On March 13, 2007, the date of this report, PeopleSupport, Inc. (the “Company”) will be presenting at the Credit Suisse IT Services and Transaction Processors Conference. The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at www.peoplesupport.com under “Investors.”
     The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.
Cautionary Information Regarding Forward-Looking Statements
     Except for the historical information contained in the slide presentation attached as Exhibit 99.1, the matters set forth in the slide presentation including any projections or guidance, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including our dependence upon several major clients and a few industries, risks associated with our operations in the Philippines, Costa Rica and other countries in which we may establish operations, currency fluctuations, increased competition in the markets we serve, our ability to manage our growth effectively and other risk factors relating to our industry and business as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of March 13, 2007. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
     (d)     Exhibits.

Exhibit
Number	Description

99.1	Slide Presentation by PeopleSupport, Inc. dated as of March 13, 2007, for the Credit Suisse IT Services and Transaction Processors Conference.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 13, 2007

PeopleSupport, Inc. a Delaware corporation
By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation by PeopleSupport, Inc. dated as of March 13, 2007, for the Credit Suisse IT Services and Transaction Processors Conference.